Exhibit 99.1

Contact:

Sean McHugh
Vice President & Treasurer
(678) 791-7615

Carter’s, Inc. Announces Quarterly Dividend

ATLANTA, May 7, 2015 – The Board of Directors of Carter’s, Inc. (NYSE:CRI) today declared a quarterly dividend of $0.22 per share, payable on June 5, 2015, to shareholders of record at the close of business on May 21, 2015.

Future declarations of quarterly dividends and the establishment of future record and payment dates will be at the discretion of the Board based on a number of factors, including the Company’s future financial performance and other considerations.

About Carter’s, Inc.

Carter’s, Inc. is the largest branded marketer in the United States and Canada of apparel and related products exclusively for babies and young children. The Company owns the Carter’s and OshKosh B’gosh brands, two of the most recognized brands in the marketplace. These brands are sold in leading department stores, national chains, and specialty retailers domestically and internationally. They are also sold through more than 800 Company-operated stores in the United States and Canada and on-line at www.carters.com, www.oshkoshbgosh.com, and www.cartersoshkosh.ca. The Company’s Just One You, Precious Firsts, and Genuine Kids brands are available at Target, and its Child of Mine brand is available at Walmart. Carter’s is headquartered in Atlanta, Georgia. Additional information may be found at www.carters.com.

Cautionary Language

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to the Company’s future performance, including, without limitation, statements with respect to the Company’s anticipated financial results for the second quarter of fiscal 2015 and fiscal year 2015, or any other future period, assessment of the Company’s performance and financial position, and drivers of the Company’s sales and earnings growth. Such statements are based on current expectations only, and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, or projected. Factors that could cause actual results to materially differ include the risks of: losing one or more major customers, vendors, or licensees or financial difficulties for one or more of our major customers, vendors, or licensees; the Company’s products not being accepted in the marketplace; changes in consumer preference and fashion trends; negative publicity; the Company failing to protect its intellectual property; incurring costs in connection with cooperating with regulatory investigations and proceedings; the breach of the Company’s consumer databases, systems or processes; deflationary pricing pressures; decreases in the overall level of consumer spending; disruptions resulting from the Company’s dependence on foreign supply sources; foreign currency risks due to the Company’s operations outside of the United States; the Company’s use of a small number of vendors over whom it has little control; the Company’s foreign supply sources not meeting the Company’s quality standards or regulatory requirements; disruptions in the Company’s supply chain, including distribution centers or in-sourcing capabilities or otherwise, and the risk of slow-downs, disruptions or strikes in the event that the new tentative agreement between the Pacific Maritime Association, which represents the operator of the port through which we source substantially all of our products, and the International Longshore and Warehouse Union is not finalized and approved in a timely manner; product recalls; the loss of the Company’s principal product sourcing agent; increased competition in the baby and young children’s apparel market; the Company being unable to identify new retail store locations or negotiate appropriate lease terms for the retail stores; the Company’s failure to successfully manage its eCommerce business; the Company not adequately forecasting demand, which could, among other things, create significant levels of excess inventory; failure to achieve sales growth plans, cost savings, and other assumptions that support the carrying value of the Company’s intangible assets; increased leverage, not being able to repay its indebtedness and being subject to restrictions on operations by the Company’s debt agreements; not attracting and retaining key individuals within the organization; failure to properly manage strategic projects; failure to implement needed upgrades to the Company’s information technology systems; disruptions of distribution functions in its Braselton, Georgia facility; being unsuccessful in expanding into international markets and failing to successfully manage legal, regulatory, political and economic risks of international operations, including maintaining compliance with worldwide anti-bribery laws; fluctuations in the Company’s tax obligations and effective tax rate; incurring substantial costs as a result of various claims or pending or threatened lawsuits; and the failure to declare future quarterly dividends. Many of these risks are further described in the most recently filed Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission under the headings “Risk Factors” and “Forward-Looking Statements.” The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.